CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Annual Report of WSFS Financial Corporation's (the "Company") 401(k) Savings and Retirement Plan on Form 11-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Deborah Powell, Plan Administrator and Mark A. Turner, Chief Operating Officer and Chief Financial Officer (Principal Accounting Officer), hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:


1) This report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and


2) The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Deborah A. Powell                  /s/ Mark A. Turner
---------------------                  ------------------
Deborah A. Powell                      Mark A. Turner
Plan Administrator                     Chief Operating Officer and
                                       Chief Financial Officer


June 24, 2003





A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.